UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2006

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          On February 1, 2006, the Compensation Committee of Connetics Corporation’s Board of Directors approved the grant of restricted stock purchase awards to the following officers identified as Named Executive Officers in the Company’s definitive Proxy Statement dated March 29, 2005, prepared in connection with the Company’s Annual Meeting of Stockholders held on April 22, 2005, in the following amounts pursuant to Connetics’ Stock Plan (2000):
          Thomas G. Wiggans, Chairman of the Board; Chief Executive Officer, 138,430 shares;
          C. Gregory Vontz, President and Chief Operating Officer, 103,820 shares;
          John L. Higgins, EVP, Finance & Corporate Development; Chief Financial Officer, 60,860 shares;
          Lincoln Krochmal, M.D., EVP, Research & Product Development, 60,860 shares; and
          Katrina J. Church, EVP, Legal Affairs; General Counsel and Secretary, 38,730 shares.
          These restricted stock awards contain the following material terms: (a) a purchase price of $.001 per share, and (b) a forfeiture provision stating that (i) with regard to 50% of the award that is subject to time based vesting, the restriction as to one-half will lapse on February 1, 2008 and the restriction as to the second half will lapse on February 1, 2009, and (ii) with regard to the 50% of the award that is subject to performance based vesting, the restriction as to one-half will lapse on February 1, 2008 and the restriction as to the second half will lapse on February 1, 2009, with the actual number of shares no longer subject to restriction contingent upon satisfaction of certain 2006 performance goals determined by the Compensation Committee of the Company’s Board of Directors.
          A copy of the Company’s Stock Plan (2000) is attached as Exhibit 4.4 to the Company’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on August 13, 1999 (Registration Statement No. 333-85155) and is incorporated into this Item 1.01 by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Connetics Corporation’s Stock Plan (2000) (incorporated by reference to
Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 13, 1999 (Registration Statement No. 333-85155)).
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church

Katrina J. Church Executive Vice President, Legal Affairs General Counsel and Secretary

Date: February 7, 2006

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Connetics Corporation’s Stock Plan (2000) (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 13, 1999 (Registration Statement No. 333-85155)).